           As filed with the Securities and Exchange      Registration No. 333-
           Commission on December 14, 1998


                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                  ---------------

                                      FORM S-8
                               REGISTRATION STATEMENT
                                       UNDER
                             THE SECURITIES ACT OF 1933

                                  ---------------

                             Silicon Valley Bancshares
           ---------------------------------------------------------------
               (Exact name of registrant as specified in its charter)

      California                                    94-2856336
(State of Incorporation)                  (I.R.S. Employer Identification No.)


                3003 Tasman Drive, Santa Clara, California  95054
             ----------------------------------------------------------
               (Address of principal executive offices)    (Zip Code)

                         1988 Employee Stock Purchase Plan
                      ---------------------------------------
                              (Full title of the plan)


                                    JOHN C. DEAN
                              Chief Executive Officer
                             SILICON VALLEY BANCSHARES
                  3003 Tasman Drive, Santa Clara, California 95054
                                   (408) 654-7400
 ------------------------------------------------------------------------------
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                 -----------------

                                     Copies to:
                               A. Catherine Ngo, Esq.
                             Silicon Valley Bancshares
                                 3003 Tasman Drive
                           Santa Clara, California 95054
                                   (408) 654-7400
                                        and
                              Stephen W. Fackler, Esq.
                                 Cooley Godward LLP
                               Five Palo Alto Square
                                3000 El Camino Real
                            Palo Alto, California 94306
                                   (650) 843-5000

                                  -----------------

    Approximate date of commencement of proposed sale to the public: As soon as possible after this Registration Statement becomes effective.

                          CALCULATION OF REGISTRATION FEE

                                               PROPOSED MAXIMUM     PROPOSED MAXIMUM
 TITLE OF SECURITIES TO BE    AMOUNT TO BE    OFFERING PRICE PER   AGGREGATE OFFERING        AMOUNT OF
         REGISTERED            REGISTERED          SHARE (2)           PRICE (1)          REGISTRATION FEE
 Common Stock                107,659 shares     $25.4375             $2,738,575.81          $761.32
 no par value

(1) Estimated pursuant to Rule 457(c) solely for the purpose of calculating the amount of the registration fee. The price is based upon the average of the high and low prices for the Common Stock as reported on the NASDAQ National Market System on December 10, 1998.

                                      PART III

               INCORPORATION REQUIRED IN THE REGISTRATION STATEMENTS

ITEM 3. INCORPORATION BY REFERENCE OF CONTENTS OF REGISTRATION STATEMENTS ON FORM S-8 NO. 33-26364. INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.

     The contents of Registration Statement on Form S-8 No. 33-26364 filed with the Securities and Exchange Commission on December 30, 1988, is incorporated by reference herein.

ITEM 8.  EXHIBITS.

EXHIBIT
NUMBER
-------
5         Opinion of Cooley Godward LLP

23.1      Consent of KPMG Peat Marwick LLP, Independent Auditors.

23.2      Consent of Cooley Godward LLP is contained in Exhibit 5 to this
          Registration Statement

24        Power of Attorney is contained on the signature pages.

                                     SIGNATURES


     THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Clara, State of California, on December 11, 1998.


                                   SILICON VALLEY BANCSHARES


                                    By: /s/ John C. Dean
                                        --------------------------
                                        John C. Dean
                                        President and Chief Executive Officer
                                        (Principal executive officer)



                                 POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints A. Catherine Ngo, his or her attorney-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                             Title                        Date
---------                             -----                        ----
  /s/ John C. Dean                    President, Chief             December 11, 1998
  -----------------------------       Executive Officer and
    John C. Dean                      Director (Principal
                                      Executive Officer)

  /s/ Christopher T. Lutes            Executive Vice President     December 11, 1998
  -----------------------------       and Chief Financial
    Christopher T. Lutes              Officer (Principal
                                      Financial and Accounting
                                      Officer)

  /s/ Daniel J. Kelleher              Chairman of the Board        December 11, 1998
  -----------------------------
    Daniel J. Kelleher

  /s/ Gary K. Barr                    Director                     December 11, 1998
  -----------------------------
    Gary K. Barr

  /s/ James F. Burns                  Director                     December 11, 1998
  -----------------------------
    James F. Burns

  /s/ Clarence J. Ferrari             Director                     December 11, 1998
  -----------------------------
    Clarence J. Ferrari

  /s/ David M. deWilde                Director                     December 11, 1998
  -----------------------------
    David M. deWilde

  /s/ James R. Porter                 Director                     December 11, 1998
  -----------------------------
    James R. Porter

  /s/ Ann R. Wells                    Director                     December 11, 1998
  -----------------------------
    Ann R. Wells

  /s/ Stephen E. Jackson              Director                     December 11, 1998
  -----------------------------
    Stephen E. Jackson

                                   EXHIBIT INDEX

EXHIBIT
NUMBER                                   DESCRIPTION
 5           Opinion of Cooley Godward LLP

23.1         Consent of KPMG Peat Marwick LLP, Independent Auditors

23.2         Consent  of  Cooley  Godward  LLP is contained in Exhibit 5 to this
             Registration Statement

24           Power of Attorney is contained on the signature pages.